                                                                     EXHIBIT 3.1
                                FOURTH RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                          CB COMMERCIAL HOLDINGS, INC.


  CB Commercial Holdings, Inc., a corporation organized and existing under the
   General Corporation Law of the State of Delaware (the "Corporation"), DOES
                                HEREBY CERTIFY:

 FIRST:  The original name under which the Corporation was incorporated in the
                   State of Delaware is CB Acquisition Corp.

SECOND:  The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on March 9, 1989; the Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on March 15, 1989; the Second Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on April 17, 1989; and the Third Restated Certificate of Incorporation was filed with the Secretary of State of
                        Delaware on September 18, 1989.

 THIRD: The Fourth Restated Certificate of Incorporation of the Corporation in the form attached hereto as Exhibit A has been duly adopted in accordance with the provisions of Sections 245 and 242 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.

 FOURTH: The Fourth Restated Certificate of Incorporation so adopted reads in full as set forth in Exhibit A attached hereto and is hereby incorporated herein by this reference.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the Chief Executive Officer and the Secretary this 2nd day of December, 1996.


                                              CB COMMERCIAL HOLDINGS, INC.



                                                 By /s/  James J. Didion
                                                    ---------------------------
                                                         Chief Executive Officer


ATTEST:



BY /s/  Karen A. Tallman
   -----------------------
         Secretary

                                                                       EXHIBIT A

                                FOURTH RESTATED
                         CERTIFICATE OF INCORPORATION
                                      OF
                         CB COMMERCIAL HOLDINGS, INC.


     FIRST:  The name of the corporation is:
     -----

                CB Commercial Real Estate Services Group, Inc.

     SECOND:  The registered office of the corporation in the State of
     ------
Delaware is located at 1209 Orange Street, City of Wilmington, County of New Castle. The name of the registered agent of the corporation at such address is The Corporation Trust Company.

     THIRD:  The purpose of the corporation is to engage in any lawful act or
     -----
activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended.

     FOURTH:
     ------

     A. The total number of shares of all classes of capital stock that the corporation is authorized to issue is 108,000,000, of which 8,000,000 shall be Preferred Stock ("Preferred Stock") and 100,000,000 shall be Common Stock ("Common Stock"). Both the Preferred Stock and Common Stock shall have a par value of $.01 per share.

     B.  The Common Stock may be issued from time to time as follows:

     1.  Prior to Recapitalization Date .  Prior to the Recapitalization Date
         -------------------------------
(as defined below), the Common Stock shall consist of three (3) classes: (a) 4,000,000 shares designated Class B-1 Common Stock ("B-1 Stock"), (b) 12,000,000 shares designated Class B-2 Common Stock ("B-2 Stock") and (c) 1,600,000 shares designated as Class C-1 Common Stock ("C-1 Stock"). The "Recapitalization Date" means the date, prior to March 31, 1997, of the closing of an IPO. An "IPO" means a sale of Common Stock for not less than $18.75 per share in an underwritten public offering registered under the Securities Act of 1933, as amended, completed on or prior to March 31, 1996, which results in aggregate proceeds to the corporation (prior to underwriters' discounts and expenses relating to the issuance) of $75,000,000 or more and which results in the approval for quotation of such Common Stock on the National Association of Securities Dealers Automated Quotation System or the listing of such Common Stock on the New York Stock Exchange.

Prior to the Recapitalization Date, all outstanding shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges, except as provided below:

     a.  Voting Rights.  The holders of shares of B-1 Stock and B-2 Stock shall
         -------------
have the right to vote on all matters to be voted upon by the stockholders of the corporation. The holder of shares of B-1 Stock and B-2 Stock shall be entitled to one (1) vote per share, voting on each matter upon which such holders are entitled to vote. The holders of shares of C-1 Stock shall have no right to vote under any circumstances or for any purpose except as specifically required by the Delaware General Corporation Law.

     b.  Dividend Rights.  Subject to the payment of any dividends which the
         ---------------
holders of Preferred Stock are entitled to receive in preference to the holders of Common Stock and subject to the provisions of the Certificates of Designation, Preferences and Rights related to the Series A-1, Series A-2 and Series A-3 Preferred Stock (the "Original Preferred Stock"), the holders of shares of B-1 Stock, B-2 Stock and C-1 Stock shall be entitled to receive, as and when declared by the Board of Directors, out of any assets legally available therefor, such dividends as may be declared from time to time by the Board of Directors, allocated with respect to each share of B-1 Stock, B-2 Stock and C-1 Stock on a share-for-share basis.

     c.  Liquidation.  Upon any liquidation, dissolution or winding up of the
         -----------
corporation, whether voluntary or involuntary, each holder of shares of Common Stock shall be entitled to share (subject to the payment of any amounts which holders of Preferred Stock are entitled to receive in preference to or pari passu with the holders of Common Stock) in the remaining assets of the corporation to be distributed among the holders of shares of the capital stock of the corporation as follows:

             i. First, each holder of shares of B-1 Stock and B-2 Stock shall be entitled to receive an amount, reduced by any prior payments to such holder pursuant to this Section B.1.c. of Article Fourth, equal to $10 per share (as adjusted for any stock dividends, combinations or splits).

             ii. Second, each holder of shares of C-1 Stock shall be entitled to receive an amount, reduced by any prior payments to such holder pursuant to this Section B.1.c. of Article Fourth, equal to the par value of each such share (as adjusted for any stock dividends, combination or splits).

             iii. Third, each holder of shares of B-1 Stock, B-2 Stock and C-1 Stock shall be entitled to share the remaining assets of the corporation to be distributed among holders of shares of the corporation's capital stock on a share-for-share basis.


     2.  On or After Recapitalization Date.  From and after the Recapitalization
         ---------------------------------
Date, the Common Stock shall consist of a single class of 100,000,000 shares, each of which shall be identical. From and after the Recapitalization Date, there shall be no cumulative voting.

     3.  Automatic Conversion of Common Stock on Recapitalization Date.
         --------------------------------------------------------------
Immediately upon the closing of an IPO on the Recapitalization Date, (a) each share of B-1 Stock and B-2 Stock shall automatically be converted into one (1) share of Common Stock and (b) each share of C-1 Stock shall automatically be converted into shares of Common Stock at the C-1 Conversion Rate. The C-1 Conversion Rate is (a) the Conversion Price minus $10.00 per share, divided by
(b) the Conversion Price. The Conversion Price means the greater of the price at which each share of Common Stock is offered by the Corporation to the public in an IPO and $22.00. Such conversion shall be deemed to have been made immediately upon the closing of an IPO.

     C.  The Preferred Stock may be issued from time to time as follows:

     1.  Prior to Conversion of Original Preferred Stock.   Prior to the date
         ------------------------------------------------
all of the Original Preferred Stock shall have been converted into Common Stock in accordance with the applicable Certificate of Designation, Preferences and Rights, each holder of shares of the Original Preferred Stock shall be entitled to the rights and privileges set forth in the applicable Certificates of Designation, Preference and Rights.

     2.  Authority of Board of Directors to Establish Series of Preferred Stock.
         ----------------------------------------------------------------------
The Preferred Stock shall consist of a single class of 8,000,000 shares and may be issued from time to time in one or more series. The Board of Directors of the corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the Preferred Stock in one or more series, to fix the designation and number of shares thereof and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such stock and as may be permitted by the General Corporation Law of the State of Delaware. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding, plus the number of shares of such series issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the corporation) the number of shares of any series. If the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

       FIFTH:  A director of the corporation shall not be liable to the
       -----
corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any repeal or modification of the foregoing sentence shall not adversely affect any right or protection of a director of the corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.

       SIXTH:
       -----

       A. The corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans (an "Indemnitee"), against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. The corporation shall not be required to indemnify and hold harmless a person in connection with a Proceeding (or part thereof) initiated by such person unless the Proceeding (or the part thereof initiated by such person) was authorized by the Board of Directors.

       B. The right to indemnification conferred by this Article SIXTH shall be presumed to have been relied upon by the Indemnitee and shall be enforceable as a contract right. The corporation may enter into contracts to provide individual Indemnitees with specific rights of indemnification to the fullest extent permitted by applicable law and may create trust funds, grant security interests, obtain letters of credit or use other means to ensure the payment of such amounts as may be necessary to effect the rights provided in this Article SIXTH or in any such contract.

       C. Except for any Proceeding described in the last sentence of Section A of Article SIXTH, upon making a request for indemnification, the Indemnitee shall be presumed to be entitled to indemnification under this Article SIXTH and the corporation shall have the burden of proof to overcome that presumption in reaching any contrary determination. Such indemnification shall include the right to receive payment in advance of any reasonable expenses incurred by the Indemnitee in connection with any Proceeding (other than a Proceeding described in the last sentence of Section A of Article Sixth) consistent with the provisions of applicable law.

       D. Any repeal or modification of the foregoing provisions of this Article SIXTH shall not adversely affect any right or protection of any Indemnitee existing at the time of such repeal or modification.

       SEVENTH:  The Board of Directors is authorized to adopt, amend or repeal
       -------
the by-laws of the corporation, without any action on the part of the stockholders, solely by the affirmative vote of at least a majority of the directors of the corporation then in office.

                          CERTIFICATE OF DESIGNATION,
                           PREFERENCES AND RIGHTS OF
                                       OF
                           SERIES A-1 PREFERRED STOCK
                                       OF
                 CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
                 ----------------------------------------------
                    (formerly CB Commercial Holdings, Inc.)


             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware


     CB Commercial Real Estate Services Group, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that pursuant to the authority conferred upon the Board of Directors by Article FOURTH of the Certificate of Incorporation of the Corporation, and in accordance with Section 151 of the General Corporation Law of the State of Delaware, the said Board of Directors has adopted the following resolution creating a series of Preferred Stock, designated as Series A-1 Preferred Stock:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation, effective upon the closing of an IPO, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

     1.   Designation and Amount.  The shares of such series shall be designated
          ----------------------
as "Series A-1 Preferred Stock," par value $.01 per share, and the number of shares constituting such series shall be 1,000,000. Such number of shares may be decreased (but may not be increased) by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A-1 Preferred Stock to a number less than that of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

     2.   Automatic Conversion of Existing Series A-1 Preferred Stock on
          --------------------------------------------------------------
Recapitalization.  Immediately upon the closing of an IPO on the
----------------
Recapitalization Date, each existing share of Series A-1 Preferred Stock of the Corporation shall be converted automatically into one (1) share of Series A-1 Preferred Stock with the powers, preferences and relative, participating, optional and other special rights of such shares of such series and the qualifications, limitations or restrictions as set forth herein.

    3.   Dividends.
         ---------

     (a)  Preference Dividend
          -------------------

      (i) (A) The holders of the Series A-1 Preferred Stock shall be entitled to receive dividends at the rate of $.25 per quarter on each share of Series A-1 Preferred Stock, payable out of funds legally available therefor in cash within one year after the last day of the quarter to which it relates (the "Preference Dividend"). On the Recapitalization Date, the accrual of such dividend shall be retroactive to October 1, 1996. Such dividends shall be payable only when, as and if declared by the Board of Directors.

          (B) In the event the Preference Dividend is not declared and paid within one year after the last day of the quarter to which it relates, it will bear compound interest at a fixed rate of 8% per annum; provided,
                                                                 --------
    however, that (i) if applicable law restricts or prohibits the declaration
    -------
    or payment of the Preference Dividend, no dividend shall be required to be declared and paid and no interest shall accrue thereon or be paid to the extent so restricted or prohibited, and (ii) in the event a contractual restriction in a credit agreement with a third party to which the Corporation or one of its direct or indirect subsidiaries is a party restricts or prohibits the declaration or payment of the Preference Dividend, no dividend shall be required to be declared or paid other than in accordance with such contractual restriction, but the Preference Dividend shall accumulate and accrue as set forth above, interest shall be paid on the unpaid dividend to the extent permitted under applicable law and any interest which remains unpaid shall accrue as set forth above.

      (ii) Following the Recapitalization Date, until all accrued and unpaid Preference Dividends (and all accrued and unpaid interest thereon) on the Series A-1 Preferred Stock (subject to applicable law and contractual restrictions as set forth in Paragraphs 3(a)(i)(A) and (B) above) shall have been paid or declared and set apart during any fiscal year:

          (A) no shares of Common Stock shall be redeemed by the Corporation, other than shares of capital stock of the Corporation which were outstanding prior to the Recapitalization Date and other than shares of capital stock issued or issuable to officers, directors or employees of, or consultants to, the Corporation pursuant to stock option, stock purchase or similar plans and

          (B) no dividends (including dividends payable in the Common Stock of the Corporation, dividends payable in warrants to purchase Common Stock and dividends payable in securities convertible or exchangeable into shares of Common Stock of the Corporation) shall be paid or declared and set apart on any series of Preferred Stock or Common Stock of the Corporation (and in the case of Common Stock, no dividends shall accrue on such Common Stock) during that fiscal year.

    Nothing set forth in this Certificate shall limit the Corporation's ability to effect a stock split or reverse stock split.

      (iii) Preference Dividends paid on the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock in an amount less than the total amount of such Preference Dividends at the time accrued and payable on such shares and interest, if any, due on such Preference Dividend, shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

      (iv) Upon the conversion of any share of Series A-1 Preferred Stock into the Corporation's Common Stock pursuant to Section 6 below, the holder of such share of Series A-1 Preferred Stock shall be entitled to receive in cash an amount equal to all accrued and unpaid Preference Dividends with respect thereto and interest, if any, due thereon, subject to restrictions of applicable law and contractual restrictions as set forth in Paragraph 3(a)(i)(B) above.

     (b) Dividends in Excess of Preference Dividend.  Whenever any dividend is
         ------------------------------------------
declared and paid with respect to Common Stock, the holders of the Series A-1 Preferred Stock shall be entitled to receive (in addition to any Preference Dividend and interest thereon in accordance with Paragraphs 3(a)(i)(A) and (B) above) out of any assets legally available therefore a dividend on each share of Series A-1 Preferred Stock equal to sixty percent (60%) of the dividend declared and paid on each share of Common Stock (as proportionately adjusted for any stock dividends, combinations or splits with respect to such shares).

     (c) Except as otherwise provided herein, no right shall accrue to holders of shares of Series A-1 Preferred Stock by reason of the fact that dividends on said shares are not declared in any prior year, nor shall any undeclared or unpaid dividend bear or accrue any interest.

     4.  Liquidation.
         -----------

     (a)  Liquidation Preference.  In the event of any liquidation, dissolution
          ----------------------
or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series A-1 Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock by reason of their ownership thereof, all accrued but unpaid dividends and interest (if any) thereon (subject to applicable law and contractual restrictions as set forth in Paragraphs 3(a)(i)(A) and (B) above), then, to the extent any assets of the Corporation remain available for distribution to the stockholders of the Corporation, the holders of Preferred Stock and Common Stock shall be entitled to receive an amount equal to $10.00 per share (as proportionately adjusted for any stock dividends, combinations or splits with respect to such shares), reduced by any prior payments to such holder (not including all accrued but unpaid dividends and accrued interest thereon) in connection with any liquidation, dissolution or winding up. The Series A-1 Preferred Stock shall rank on a parity with the Corporation's Series A-2 and A-3 Preferred Stock as to the receipt of the respective preferential amounts for each such series upon the occurrence of such event.

     (b)  Distributions in Excess of Liquidation Preference.  With respect to
          -------------------------------------------------
the distribution of any remaining assets of the Corporation in connection with a liquidation, dissolution or winding up, the holders of the Series A-1 Preferred Stock shall be entitled (after distributions required by paragraph (a) above) to receive with respect to each share of Preferred Stock sixty percent (60%) of any distribution made with respect to a share of Common Stock (as proportionately adjusted for any stock dividends, combinations or splits with respect to such shares).

     5.   Voting Rights.  The holders of Series A-1 Preferred Stock shall have
          -------------
the following voting rights:

     (a) Each share of Series A-1 Preferred Stock shall entitle the holder thereof to two (2) votes on all matters submitted to a vote of the stockholders of the Corporation.

     (b) Except as otherwise expressly provided herein or required by law, the holders of Series A-1 Preferred Stock, the holders of the Series A-2 Preferred Stock and the holders of Common Stock entitled to vote shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

     (c) Except as otherwise expressly provided herein, holders of Series A-1 Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     6.   Conversion.  The Series A-1 Preferred Stock shall not be convertible
          ----------
at any time during which the Market Price for a share of Common Stock into which each share of Preferred Stock is converted is less than $10.00 per share.
Except as otherwise set forth above, any holder of Series A-1 Preferred Stock may elect from time to time to convert some or all of such holder's Preferred Stock into shares of Common Stock as follows:


     Market Price
     of Common Stock     Conversion Ratio
     ---------------     ----------------

     $10.00 to $21.99    78.00% of a share of Common Stock for each share of
                        Preferred Stock

     $22.00-$22.99       76.00% of a share of Common Stock for each share of
                        Preferred Stock

     $23.00-$23.99       74.00% of a share of Common Stock for each share of
                        Preferred Stock

     $24.00-$24.99       72.00% of a share of Common Stock for each share of
                        Preferred Stock

     $25.00-$25.99       70.00% of a share of Common Stock for each share of
                        Preferred Stock

     $26.00-$26.99       68.00% of a share of Common Stock for each share of
                        Preferred Stock

     $27.00-$27.99       66.00% of a share of Common Stock for each share of
                        Preferred Stock

     $28.00-$28.99       64.00% of a share of Common Stock for each share of
                        Preferred Stock

     $29.00-$29.99       62.00% of a share of Common Stock for each share of
                        Preferred Stock

     $30.00 and above    60.00% of a share of Common Stock for each share of
                        Preferred Stock

     The Market Price and the Conversion Ratio shall be adjusted as hereinafter provided. Any such election shall be made by written notice to the Corporation's Secretary and shall be effective on the first day on which the Common Stock is traded after such election is received by the Corporation's Secretary. Market Price for the conversion shall be determined by using as the last day of the period for determining Market Price the effective date of the election.

     (a) Adjustments to Market Price and Conversion Ratio for Certain Dividends
         ----------------------------------------------------------------------
and for Combinations or Subdivisions of Common Stock.  In the event that this
----------------------------------------------------
Corporation at any time or from time to time (i) shall declare or pay, without consideration, any dividend on each outstanding share of the Common Stock payable in Common Stock, (ii) shall issue Common Stock pursuant to the exercise of a Warrant Dividend which was exercised at less than Market Price existing at the time of the issuance of such Warrant Dividend, (iii) shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any warrant or right to acquire Common Stock) or (iv) in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Market Price and Conversion Ratio for the Series A-1 Preferred Stock in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate, so as to protect the conversion privileges of the Preferred Stock. In the event that this Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any warrant or right to acquire Common Stock exercisable for no consideration, then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such warrant or right to acquire Common Stock. A "Warrant Dividend" means a dividend declared or paid by the Corporation without consideration on each outstanding share of Common Stock and payable in a warrant or right to acquire Common Stock. Notwithstanding the foregoing, no adjustment for any Warrant Dividend shall be required until, and then only to the extent that, such Warrant Dividend has been actually exercised at less than the Market Price of Common Stock at the time of the issuance of such Warrant Dividend.

     (b) Adjustments for Reclassification and Reorganization.  If the Common
         ---------------------------------------------------
Stock issuable upon conversion of the Series A-1 Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6 above), the Market Price and Conversion Ratio then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series A-1 Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been received by the holders in the event of a conversion of the Series A-1 Preferred Stock immediately before that change.

     (c) No Impairment.  The Corporation will not, by amendment of its
         -------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion provisions applicable to the Series A-1 Preferred Stock against impairment; provided, however, that notwithstanding any other provision hereof, the Corporation may at any time and from time to time take any of the foregoing actions without any adjustment to the Market Price or Conversion Ratio unless such adjustment is specifically and expressly provided for herein.

     (d) Certificates as to Adjustments.  Upon the occurrence of each adjustment
         ------------------------------
or readjustment of any Market Price and Conversion Ratio pursuant to this
Section 6 (other than adjustments pursuant to Section 6a(ii) with respect to the issuance of Common Stock pursuant to the exercise of a Warrant Dividend), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A-1 Preferred Stock a certificate executed by the Corporation's President or Chief Financial Officer setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. Upon the declaration and payment by the Corporation of a Warrant Dividend, in lieu of the certificate described above, the Corporation at its expense shall promptly prepare and furnish to each holder of Series A-1 Preferred Stock a certificate executed by the Corporation's President or Chief Financial Officer stating that the Corporation has declared and paid a Warrant Dividend and describing the terms thereof. The Corporation shall, upon the written request at any time of any holder of Series A-1 Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Ratio for such series of Preferred Stock at the time in effect, and (iii) the number of shares of Common Stock which at the time would be received upon the conversion of the Series A-1 Preferred Stock.

     (e) Reservation of Stock Issuable Upon Conversion.  The Corporation shall
         ---------------------------------------------
at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A-1 Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A-1 Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A-1 Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to its Certificate of Incorporation.

     (f) Fractional Shares.  No fractional share shall be issued upon the
         -----------------
conversion of any share or shares of Series A-1 Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A-1 Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors).

     7.  Reacquired Shares.  Any shares of Series A-1 Preferred Stock purchased
         -----------------
or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

     8.   Restrictions and Limitations.  So long as any shares of Series A-1,
          ----------------------------
Series A-2 and Series A-3 Preferred Stock remain outstanding, the Corporation shall not, (i) issue any other equity security (including any security convertible into or exercisable for any equity security) senior to or on parity with the Series A-1, Series A-2 or Series A-3 Preferred Stock as to dividend rights or liquidation preferences or (ii) without the vote or written consent by the holders of a majority of the then outstanding shares of Series A-1, Series A-2 and Series A-3 Preferred Stock, voting together as a single class, amend its Certificate of Incorporation if such amendment would change any of the rights, preferences or privileges provided for herein for the benefit of any shares of that series of Preferred Stock.

     9.   Definitions.
          -----------

     "IPO" means a sale of Common Stock for not less than $18.75 per share in an underwritten offering registered under the Securities Act of 1933, as amended, which is completed on or before March 31, 1997, which results in aggregate proceeds to the Corporation (prior to underwriters' discounts and expenses relating to the issuance) of $75,000,000 or more and which results in the listing of such Common Stock on the New York Stock Exchange or the approval for quotation of such Common Stock on the National Association of Securities Dealers Automated Quotation System.

     "Market Price" means (i) during the first 20 consecutive days in which the Common Stock is traded after the closing of an IPO, the price at which the common stock was offered to the public in the IPO and (ii) thereafter, the average closing price for a share of Common Stock as reported by the Wall Street
                                                                     ---- ------
Journal (West Coast Edition) for a period of 20 consecutive trading days
-------
immediately prior to the day as of which Market Price is being determined (ignoring for purposes of consecutiveness days on which the market or stock exchange on which such stock trades is not open).

     "Recapitalization Date" means the date, prior to March 31, 1997, of the closing of an IPO.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation, Preferences and Rights of Series A-1 Preferred Stock to be duly executed by its Chief Executive Officer and attested to by its Secretary this 2nd day of December, 1996.



                                       /s/  James J. Didion
                                       --------------------
                                       CHIEF EXECUTIVE OFFICER



                                       ATTEST:



                                       /s/  Karen A. Tallman
                                       ---------------------
                                       SECRETARY

                          CERTIFICATE OF DESIGNATION,
                           PREFERENCES AND RIGHTS OF
                                       OF
                           SERIES A-2 PREFERRED STOCK
                                       OF
                 CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
                 ----------------------------------------------
                    (formerly CB Commercial Holdings, Inc.)

             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware


     CB Commercial Real Estate Services Group, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that pursuant to the authority conferred upon the Board of Directors by Article FOURTH of the Certificate of Incorporation of the Corporation, and in accordance with Section 151 of the General Corporation Law of the State of Delaware, the said Board of Directors has adopted the following resolution creating a series of Preferred Stock, designated as Series A-2 Preferred Stock:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation, effective upon the closing of an IPO, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

     1.   Designation and Amount.  The shares of such series shall be designated
          ----------------------
as "Series A-2 Preferred Stock," par value $.01 per share, and the number of shares constituting such series shall be 2,000,000. Such number of shares may be decreased (but may not be increased) by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A-2 Preferred Stock to a number less than that of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

     2.   Automatic Conversion of Existing Series A-2 Preferred Stock on
          --------------------------------------------------------------
Recapitalization.  Immediately upon the closing of an IPO on the
----------------
Recapitalization Date, each existing share of Series A-2 Preferred Stock of the Corporation shall be converted automatically into one (1) share of Series A-2 Preferred Stock with the powers, preferences and relative, participating, optional and other special rights of such shares of such series and the qualifications, limitations or restrictions as set forth herein.

     3.   Dividends.
          ---------

     (a)  Preference Dividend
          -------------------

          (i) (A) The holders of the Series A-2 Preferred Stock shall be entitled to receive dividends at the rate of $.25 per quarter on each share of Series A-2 Preferred Stock, payable out of funds legally available therefor in cash within one year after the last day of the quarter to which it relates (the "Preference Dividend"). On the Recapitalization Date, the accrual of such dividend shall be retroactive to October 1, 1996. Such dividends shall be payable only when, as and if declared by the Board of Directors.

               (B) In the event the Preference Dividend is not declared and paid within one year after the last day of the quarter to which it relates, it will bear compound interest at either (i) a fixed rate of 8% per annum or
     (ii) the LIBOR Rate plus 2-1/2% per annum until paid, as irrevocably designated by each holder of Preferred Stock pursuant to the Preferred Stockholder Agreement; provided, however, that (i) if applicable law
                            --------  -------
     restricts or prohibits the declaration or payment of the Preference Dividend, no dividend shall be required to be declared and paid and no interest shall accrue thereon or be paid to the extent so restricted or prohibited, and (ii) in the event a contractual restriction in a credit agreement with a third party to which the Corporation or one of its direct or indirect subsidiaries is a party restricts or prohibits the declaration or payment of the Preference Dividend, no dividend shall be required to be declared or paid other than in accordance with such contractual restriction, but the Preference Dividend shall accumulate and accrue as set forth above, interest shall be paid on the unpaid dividend to the extent permitted under applicable law and any interest which remains unpaid shall accrue as set forth above.

          (ii) Following the Recapitalization Date, until all accrued and unpaid Preference Dividends (and all accrued and unpaid interest thereon) on the Series A-2 Preferred Stock (subject to applicable law and contractual restrictions as set forth in Paragraphs 3(a)(i)(A) and (B) above) shall have been paid or declared and set apart during any fiscal year:

               (A) no shares of Common Stock shall be redeemed by the Corporation, other than shares of capital stock of the Corporation which were outstanding prior to the Recapitalization Date and other than shares of capital stock issued or issuable to officers, directors or employees of, or consultants to, the Corporation pursuant to stock option, stock purchase or similar plans and

               (B) no dividends (including dividends payable in the Common Stock of the Corporation, dividends payable in warrants to purchase Common Stock and dividends payable in securities convertible or exchangeable into shares of Common Stock of the Corporation) shall be paid or declared and set apart on any series of Preferred Stock or Common Stock of the Corporation (and in the case of Common Stock, no dividends shall accrue on such Common Stock) during that fiscal year.

     Nothing set forth in this Certificate shall limit the Corporation's ability to effect a stock split or reverse stock split.

          (iii) Preference Dividends paid on the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock in an amount less than the total amount of such Preference Dividends at the time accrued and payable on such shares and interest, if any, due on such Preference Dividend, shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

          (iv) Upon the conversion of any share of Series A-2 Preferred Stock into the Corporation's Common Stock pursuant to Section 6 below, the holder of such share of Series A-2 Preferred Stock shall be entitled to receive in cash an amount equal to all accrued and unpaid Preference Dividends with respect thereto and interest, if any, due thereon, subject to restrictions of applicable law and contractual restrictions as set forth in Paragraph 3(a)(i)(B) above.

     (b) Dividends in Excess of Preference Dividend.  Whenever any dividend is
         ------------------------------------------
declared and paid with respect to Common Stock, the holders of the Series A-2 Preferred Stock shall be entitled to receive (in addition to any Preference Dividend and interest thereon in accordance with Paragraphs 3(a)(i)(A) and (B) above) out of any assets legally available therefore a dividend on each share of Series A-2 Preferred Stock equal to sixty percent (60%) of the dividend declared and paid on each share of Common Stock (as proportionately adjusted for any stock dividends, combinations or splits with respect to such shares).

     (c) Except as otherwise provided herein, no right shall accrue to holders of shares of Series A-2 Preferred Stock by reason of the fact that dividends on said shares are not declared in any prior year, nor shall any undeclared or unpaid dividend bear or accrue any interest.

     4.  Liquidation.
         -----------

     (a)  Liquidation Preference.  In the event of any liquidation, dissolution
          ----------------------
or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series A-2 Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock by reason of their ownership thereof, all accrued but unpaid dividends and interest (if any) thereon (subject to applicable law and contractual restrictions as set forth in Paragraphs 3(a)(i)(A) and (B) above), then, to the extent any assets of the Corporation remain available for distribution to the stockholders of the Corporation, the holders of Preferred Stock and Common Stock shall be entitled to receive an amount equal to $10.00 per share (as proportionately adjusted for any stock dividends, combinations or splits with respect to such shares), reduced by any prior payments to such holder (not including all accrued but unpaid dividends and accrued interest thereon) in connection with any liquidation, dissolution or winding up. The Series A-2 Preferred Stock shall rank on a parity with the Corporation's Series A-1 and A-3 Preferred Stock as to the receipt of the respective preferential amounts for each such series upon the occurrence of such event.

     (b)  Distributions in Excess of Liquidation Preference.  With respect to
          -------------------------------------------------
the distribution of any remaining assets of the Corporation in connection with a liquidation, dissolution or winding up, the holders of the Series A-2 Preferred Stock shall be entitled (after distributions required by paragraph (a) above) to receive with respect to each share of Preferred Stock sixty percent (60%) of any distribution made with respect to a share of Common Stock (as proportionately adjusted for any stock dividends, combinations or splits with respect to such shares).

     5.   Voting Rights.  The holders of Series A-2 Preferred Stock shall have
          -------------
the following voting rights:

     (a) Each share of Series A-2 Preferred Stock shall entitle the holder thereof to one (1) vote on all matters submitted to a vote of the stockholders of the Corporation.

     (b) Except as otherwise expressly provided herein or required by law, the holders of Series A-1 Preferred Stock, the holders of the Series A-2 Preferred Stock and the holders of Common Stock entitled to vote shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

     (c) Except as otherwise expressly provided herein, holders of Series A-2 Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     6.   Conversion.  The Series A-2 Preferred Stock shall not be convertible
          ----------
at any time during which the Market Price for a share of Common Stock into which each share of Preferred Stock is converted is less than $10.00 per share.
Except as otherwise set forth above, any holder of Series A-2 Preferred Stock may elect from time to time to convert some or all of such holder's Preferred Stock into shares of Common Stock as follows:


     Market Price
     of Common Stock     Conversion Ratio
     ---------------     ----------------
     $10.00 to $21.99    78.00% of a share of Common Stock for each share of
                         Preferred Stock

     $22.00-$22.99       76.00% of a share of Common Stock for each share of
                         Preferred Stock

     $23.00-$23.99       74.00% of a share of Common Stock for each share of
                         Preferred Stock

     $24.00-$24.99       72.00% of a share of Common Stock for each share of
                         Preferred Stock

     $25.00-$25.99       70.00% of a share of Common Stock for each share of
                         Preferred Stock

     $26.00-$26.99       68.00% of a share of Common Stock for each share of
                         Preferred Stock

     $27.00-$27.99       66.00% of a share of Common Stock for each share of
                         Preferred Stock

     $28.00-$28.99       64.00% of a share of Common Stock for each share of
                         Preferred Stock

     $29.00-$29.99       62.00% of a share of Common Stock for each share of
                         Preferred Stock

     $30.00 and above    60.00% of a share of Common Stock for each share of
                         Preferred Stock

     The Market Price and Conversion Ratio shall be adjusted as hereinafter provided. Any such election shall be made by written notice to the Corporation's Secretary and shall be effective on the first day on which the Common Stock is traded after such election is received by the Corporation's Secretary. Market Price for the conversion shall be determined by using as the last day of the period for determining Market Price the effective date of the election.

     (a) Adjustments to Market Price and Conversion Ratio for Certain Dividends
         ----------------------------------------------------------------------
and for Combinations or Subdivisions of Common Stock.  In the event that this
----------------------------------------------------
Corporation at any time or from time to time (i) shall declare or pay, without consideration, any dividend on each outstanding share of the Common Stock payable in Common Stock, (ii) shall issue Common Stock pursuant to the exercise of a Warrant Dividend which was exercised at less than Market Price existing at the time of the issuance of such Warrant Dividend, (iii) shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any warrant or right to acquire Common Stock) or (iv) in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Market Price and Conversion Ratio for the Series A-2 Preferred Stock in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate, so as to protect the conversion privileges of the Preferred Stock. In the event that this Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any warrant or right to acquire Common Stock exercisable for no consideration, then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such warrant or right to acquire Common Stock. A "Warrant Dividend" means a dividend declared or paid by the Corporation without consideration on each outstanding share of Common Stock and payable in a warrant or right to acquire Common Stock. Notwithstanding the foregoing, no adjustment for any Warrant Dividend shall be required until, and then only to the extent that, such Warrant Dividend has been actually exercised at less than the Market Price of Common Stock at the time of the issuance of such Warrant Dividend.

     (b) Adjustments for Reclassification and Reorganization.  If the Common
         ---------------------------------------------------
Stock issuable upon conversion of the Series A-2 Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6 above), the Market Price and Conversion Ratio then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series A-2 Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been received by the holders in the event of a conversion of the Series A-2 Preferred Stock immediately before that change.

     (c) No Impairment.  The Corporation will not, by amendment of its
         -------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion provisions applicable to the Series A-2 Preferred Stock against impairment; provided, however, that notwithstanding any other provision hereof, the Corporation may at any time and from time to time take any of the foregoing actions without any adjustment to the Market Price or Conversion Ratio unless such adjustment is specifically and expressly provided for herein.

     (d) Certificates as to Adjustments.  Upon the occurrence of each adjustment
         ------------------------------
or readjustment of any Market Price and Conversion Ratio pursuant to this
Section 6 (other than adjustments pursuant to Section 6a(ii) with respect to the issuance of Common Stock pursuant to the exercise of a Warrant Dividend), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A-2 Preferred Stock a certificate executed by the Corporation's President or Chief Financial Officer setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. Upon the declaration and payment by the Corporation of a Warrant Dividend, in lieu of the certificate described above, the Corporation at its expense shall promptly prepare and furnish to each holder of Series A-2 Preferred Stock a certificate executed by the Corporation's President or Chief Financial Officer stating that the Corporation has declared and paid a Warrant Dividend and describing the terms thereof. The Corporation shall, upon the written request at any time of any holder of Series A-2 Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Ratio for such series of Preferred Stock at the time in effect, and (iii) the number of shares of Common Stock which at the time would be received upon the conversion of the Series A-2 Preferred Stock.

     (e) Reservation of Stock Issuable Upon Conversion.  The Corporation shall
         ---------------------------------------------
at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A-2 Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A-2 Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A-2 Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to its Certificate of Incorporation.

     (f) Fractional Shares.  No fractional share shall be issued upon the
         -----------------
conversion of any share or shares of Series A-2 Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A-2 Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors).

     7.  Reacquired Shares.  Any shares of Series A-2 Preferred Stock purchased
         -----------------
or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

     8.  Restrictions and Limitations.  So long as any shares of Series A-1,
         ----------------------------
Series A-2 and Series A-3 Preferred Stock remain outstanding, the Corporation shall not, (i) issue any other equity security (including any security convertible into or exercisable for any equity security) senior to or on parity with the Series A-1, Series A-2 or Series A-3 Preferred Stock as to dividend rights or liquidation preferences or (ii) without the vote or written consent by the holders of a majority of the then outstanding shares of Series A-1, Series A-2 and Series A-3 Preferred Stock, voting together as a single class, amend its Certificate of Incorporation if such amendment would change any of the rights, preferences or privileges provided for herein for the benefit of any shares of that series of Preferred Stock.

     9.  Definitions.
         -----------

     "IPO" means a sale of Common Stock for not less than $18.75 per share in an underwritten offering registered under the Securities Act of 1933, as amended, which is completed on or before March 31, 1997, which results in aggregate proceeds to the Corporation (prior to underwriters' discounts and expenses relating to the issuance) of $75,000,000 or more and which results in the listing of such Common Stock on the New York Stock Exchange or the approval for quotation of such Common Stock on the National Association of Securities Dealers Automated Quotation System.

     "LIBOR Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York or Los Angeles, California are authorized or required to close and any day on which banks are not open for dealings in dollar deposits in the London interbank market.

     "LIBOR Rate" means the rate per annum (rounded upwards, if any, to the next higher 1/16th of 1%) on the basis of the offered rate of deposits in U.S. dollars to The Sumitomo Bank, Limited in the London interbank market in amounts comparable to the aggregate amount of any dividend which was required to have been declared and paid and for a period of six months as of approximately 11:00 a.m. (London time) on the day any dividend was required to have been declared and paid or, if such day is not a LIBOR Business Day, the next succeeding LIBOR Business Day.

     "Market Price" means (i) during the first 20 consecutive days in which the Common Stock is traded after the closing of an IPO, the price at which the common stock was offered to the public in the IPO and (ii) thereafter, the average closing price for a share of Common Stock as reported by the Wall Street
                                                                     ---- ------
Journal (West Coast Edition) for a period of 20 consecutive trading days
-------
immediately prior to the day as of which Market Price is being determined (ignoring for purposes of consecutiveness days on which the market or stock exchange on which such stock trades is not open).

     "Recapitalization Date" means the date, prior to March 31, 1997, of the closing of an IPO.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation, Preferences and Rights of Series A-2 Preferred Stock to be duly executed by its Chief Executive Officer and attested to by its Secretary this 2nd day of December, 1996.


                                         /s/ James J. Didion
                                         -------------------------------------
                                                 Chief Executive Officer


                                         Attest:

                                         /s/ Karen A. Tallman
                                         -------------------------------------
                                                 Secretary

                          CERTIFICATE OF DESIGNATION,
                           PREFERENCES AND RIGHTS OF
                                       OF
                           SERIES A-3 PREFERRED STOCK
                                       OF
                 CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
                 ----------------------------------------------
                    (formerly CB Commercial Holdings, Inc.)


             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware


     CB Commercial Real Estate Services Group, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that pursuant to the authority conferred upon the Board of Directors by Article FOURTH of the Certificate of Incorporation of the Corporation, and in accordance with Section 151 of the General Corporation Law of the State of Delaware, the said Board of Directors has adopted the following resolution creating a series of Preferred Stock, designated as Series A-3 Preferred Stock:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation, effective upon the closing of an IPO, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

     1.   Designation and Amount.  The shares of such series shall be designated
          ----------------------
as "Series A-3 Preferred Stock," par value $.01 per share, and the number of shares constituting such series shall be 1,000,000. Such number of shares may be decreased (but may not be increased) by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A-3 Preferred Stock to a number less than that of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

     2.   Automatic Conversion of Existing Series A-3 Preferred Stock on
          --------------------------------------------------------------
Recapitalization.  Immediately upon the closing of an IPO on the
----------------
Recapitalization Date, each existing share of Series A-3 Preferred Stock of the Corporation shall be converted automatically into one (1) share of Series A-3 Preferred Stock with the powers, preferences and relative, participating, optional and other special rights of such shares of such series and the qualifications, limitations or restrictions as set forth herein.

     3.   Dividends.
          ---------

     (a)  Preference Dividend
          -------------------

          (i) (A) The holders of the Series A-3 Preferred Stock shall be entitled to receive dividends at the rate of $.25 per quarter on each share of Series A-3 Preferred Stock, payable out of funds legally available therefor in cash within one year after the last day of the quarter to which it relates (the "Preference Dividend"). On the Recapitalization Date, the accrual of such dividend shall be retroactive to October 1, 1996. Such dividends shall be payable only when, as and if declared by the Board of Directors.

               (B) In the event the Preference Dividend is not declared and paid within one year after the last day of the quarter to which it relates, it will bear compound interest at a fixed rate of 8% per annum; provided,
                                                                  --------
     however, that (i) if applicable law restricts or prohibits the declaration
     -------
     or payment of the Preference Dividend, no dividend shall be required to be declared and paid and no interest shall accrue thereon or be paid to the extent so restricted or prohibited, and (ii) in the event a contractual restriction in a credit agreement with a third party to which the Corporation or one of its direct or indirect subsidiaries is a party restricts or prohibits the declaration or payment of the Preference Dividend, no dividend shall be required to be declared or paid other than in accordance with such contractual restriction, but the Preference Dividend shall accumulate and accrue as set forth above, interest shall be paid on the unpaid dividend to the extent permitted under applicable law and any interest which remains unpaid shall accrue as set forth above.

          (ii) Following the Recapitalization Date, until all accrued and unpaid Preference Dividends (and all accrued and unpaid interest thereon) on the Series A-3 Preferred Stock (subject to applicable law and contractual restrictions as set forth in Paragraphs 3(a)(i)(A) and (B) above) shall have been paid or declared and set apart during any fiscal year:

               (A) no shares of Common Stock shall be redeemed by the Corporation, other than shares of capital stock of the Corporation which were outstanding prior to the Recapitalization Date and other than shares of capital stock issued or issuable to officers, directors or employees of, or consultants to, the Corporation pursuant to stock option, stock purchase or similar plans and

               (B) no dividends (including dividends payable in the Common Stock of the Corporation, dividends payable in warrants to purchase Common Stock and dividends payable in securities convertible or exchangeable into shares of Common Stock of the Corporation) shall be paid or declared and set apart on any series of Preferred Stock or Common Stock of the Corporation (and in the case of Common Stock, no dividends shall accrue on such Common Stock) during that fiscal year.

     Nothing set forth in this Certificate shall limit the Corporation's ability to effect a stock split or reverse stock split.

          (iii) Preference Dividends paid on the Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock in an amount less than the total amount of such Preference Dividends at the time accrued and payable on such shares and interest, if any, due on such Preference Dividend, shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

          (iv) Upon the conversion of any share of Series A-3 Preferred Stock into the Corporation's Common Stock pursuant to Section 6 below, the holder of such share of Series A-3 Preferred Stock shall be entitled to receive in cash an amount equal to all accrued and unpaid Preference Dividends with respect thereto and interest, if any, due thereon, subject to restrictions of applicable law and contractual restrictions as set forth in Paragraph 3(a)(i)(B) above.

     (b) Dividends in Excess of Preference Dividend.  Whenever any dividend is
         ------------------------------------------
declared and paid with respect to Common Stock, the holders of the Series A-3 Preferred Stock shall be entitled to receive (in addition to any Preference Dividend and interest thereon in accordance with Paragraphs 3(a)(i)(A) and (B) above)) out of any assets legally available therefore a dividend on each share of Series A-3 Preferred Stock equal to sixty percent (60%) of the dividend declared and paid on each share of Common Stock (as proportionately adjusted for any stock dividends, combinations or splits with respect to such shares).

     (c) Except as otherwise provided herein, no right shall accrue to holders of shares of Series A-3 Preferred Stock by reason of the fact that dividends on said shares are not declared in any prior year, nor shall any undeclared or unpaid dividend bear or accrue any interest.

     4.  Liquidation.
         -----------

     (a)  Liquidation Preference.  In the event of any liquidation, dissolution
          ----------------------
or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series A-3 Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock by reason of their ownership thereof, all accrued but unpaid dividends and interest (if any) thereon (subject to applicable law and contractual restrictions as set forth in Paragraphs 3(a)(i)(A) and (B) above), then, to the extent any assets of the Corporation remain available for distribution to the stockholders of the Corporation, the holders of Preferred Stock and Common Stock shall be entitled to receive an amount equal to $10.00 per share (as proportionately adjusted for any stock dividends, combinations or splits with respect to such shares), reduced by any prior payments to such holder (not including all accrued but unpaid dividends and accrued interest thereon) in connection with any liquidation, dissolution or winding up. The Series A-3 Preferred Stock shall rank on a parity with the Corporation's Series A-1 and A-2 Preferred Stock as to the receipt of the respective preferential amounts for each such series upon the occurrence of such event.

     (b)  Distributions in Excess of Liquidation Preference.  With respect to
          -------------------------------------------------
the distribution of any remaining assets of the Corporation in connection with a liquidation, dissolution or winding up, the holders of the Series A-3 Preferred Stock shall be entitled (after distributions required by paragraph (a) above) to receive with respect to each share of Preferred Stock sixty percent (60%) of any distribution made with respect to a share of Common Stock (as proportionately adjusted for any stock dividends, combinations or splits with respect to such shares).

     5.   Voting Rights.  The holders of Series A-3 Preferred Stock shall have
          -------------
no right to vote under any circumstances or for any purpose except as specifically required by the Delaware General Corporations Law.

     6.   Conversion.  The Series A-3 Preferred Stock shall not be convertible
          ----------
at any time during which the Market Price for a share of Common Stock into which each share of Preferred Stock is converted is less than $10.00 per share.
Except as otherwise set forth above, any holder of Series A-3 Preferred Stock may elect from time to time to convert some or all of such holder's Preferred Stock into shares of Common Stock as follows:


     Market Price
     of Common Stock     Conversion Ratio
     ---------------     ----------------
     $10.00 to $21.99    78.00% of a share of Common Stock for each share of
                         Preferred Stock

     $22.00-$22.99       76.00% of a share of Common Stock for each share of
                         Preferred Stock

     $23.00-$23.99       74.00% of a share of Common Stock for each share of
                         Preferred Stock

     $24.00-$24.99       72.00% of a share of Common Stock for each share of
                         Preferred Stock

     $25.00-$25.99       70.00% of a share of Common Stock for each share of
                         Preferred Stock

     $26.00-$26.99       68.00% of a share of Common Stock for each share of
                         Preferred Stock

     $27.00-$27.99       66.00% of a share of Common Stock for each share of
                         Preferred Stock

     $28.00-$28.99       64.00% of a share of Common Stock for each share of
                         Preferred Stock

     $29.00-$29.99       62.00% of a share of Common Stock for each share of
                         Preferred Stock

     $30.00 and above    60.00% of a share of Common Stock for each share of
                         Preferred Stock


     The Market Price and the Conversion Ratio shall be adjusted as hereinafter provided. Any such election shall be made by written notice to the Corporation's Secretary and shall be effective on the first day on which the Common Stock is traded after such election is received by the Corporation's Secretary. Market Price for the conversion shall be determined by using as the last day of the period for determining Market Price the effective date of the election.

     (a) Adjustments to Market Price and Conversion Ratio for Certain Dividends
         ----------------------------------------------------------------------
and for Combinations or Subdivisions of Common Stock.  In the event that this
----------------------------------------------------
Corporation at any time or from time to time (i) shall declare or pay, without consideration, any dividend on each outstanding share of the Common Stock payable in Common Stock, (ii) shall issue Common Stock pursuant to the exercise of a Warrant Dividend which was exercised at less than Market Price existing at the time of the issuance of such Warrant Dividend, (iii) shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any warrant or right to acquire Common Stock) or (iv) in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Market Price and Conversion Ratio for the Series A-3 Preferred Stock in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate, so as to protect the conversion privileges of the Preferred Stock. In the event that this Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any warrant or right to acquire Common Stock exercisable for no consideration, then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such warrant or right to acquire Common Stock. A "Warrant Dividend" means a dividend declared or paid by the Corporation without consideration on each outstanding share of Common Stock and payable in a warrant or right to acquire Common Stock. Notwithstanding the foregoing, no adjustment for any Warrant Dividend shall be required until, and then only to the extent that, such Warrant Dividend has been actually exercised at less than the Market Price of Common Stock at the time of the issuance of such Warrant Dividend.

     (b) Adjustments for Reclassification and Reorganization.  If the Common
         ---------------------------------------------------
Stock issuable upon conversion of the Series A-3 Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6 above), the Market Price and Conversion Ratio then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series A-3 Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been received by the holders in the event of a conversion of the Series A-3 Preferred Stock immediately before that change.

     (c) No Impairment.  The Corporation will not, by amendment of its
         -------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion provisions applicable to the Series A-3 Preferred Stock against impairment; provided, however, that notwithstanding any other provision hereof, the Corporation may at any time and from time to time take any of the foregoing actions without any adjustment to the Market Price or Conversion Ratio unless such adjustment is specifically and expressly provided for herein.

     (d) Certificates as to Adjustments.  Upon the occurrence of each adjustment
         ------------------------------
or readjustment of any Market Price and Conversion Ratio pursuant to this
Section 6 (other than adjustments pursuant to Section 6a(ii) with respect to the issuance of Common Stock pursuant to the exercise of a Warrant Dividend), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A-3 Preferred Stock a certificate executed by the Corporation's President or Chief Financial Officer setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. Upon the declaration and payment by the Corporation of a Warrant Dividend, in lieu of the certificate described above, the Corporation at its expense shall promptly prepare and furnish to each holder of Series A-3 Preferred Stock a certificate executed by the Corporation's President or Chief Financial Officer stating that the Corporation has declared and paid a Warrant Dividend and describing the terms thereof. The Corporation shall, upon the written request at any time of any holder of Series A-3 Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Ratio for such series of Preferred Stock at the time in effect, and (iii) the number of shares of Common Stock which at the time would be received upon the conversion of the Series A-3 Preferred Stock.

     (e) Reservation of Stock Issuable Upon Conversion.  The Corporation shall
         ---------------------------------------------
at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A-3 Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A-3 Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A-3 Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to its Certificate of Incorporation.

     (f) Fractional Shares.  No fractional share shall be issued upon the
         -----------------
conversion of any share or shares of Series A-3 Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A-3 Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors).

     7.   Reacquired Shares.  Any shares of Series A-3 Preferred Stock purchased
          -----------------
or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

     8.   Restrictions and Limitations.  So long as any shares of Series A-1,
          ----------------------------
Series A-2 and Series A-3 Preferred Stock remain outstanding, the Corporation shall not, (i) issue any other equity security (including any security convertible into or exercisable for any equity security) senior to or on parity with the Series A-1, Series A-2 or Series A-3 Preferred Stock as to dividend rights or liquidation preferences or (ii) without the vote or written consent by the holders of a majority of the then outstanding shares of Series A-1, Series A-2 and Series A-3 Preferred Stock, voting together as a single class, amend its Certificate of Incorporation if such amendment would change any of the rights, preferences or privileges provided for herein for the benefit of any shares of that series of Preferred Stock.

     9.   Definitions.
          -----------

     "IPO" means a sale of Common Stock for not less than $18.75 per share in an underwritten offering registered under the Securities Act of 1933, as amended, which is completed on or before March 31, 1997, which results in aggregate proceeds to the Corporation (prior to underwriters' discounts and expenses relating to the issuance) of $75,000,000 or more and which results in the listing of such Common Stock on the New York Stock Exchange or the approval for quotation of such Common Stock on the National Association of Securities Dealers Automated Quotation System.

     "Market Price" means (i) during the first 20 consecutive days in which the Common Stock is traded after the closing of an IPO, the price at which the common stock was offered to the public in the IPO and (ii) thereafter, the average closing price for a share of Common Stock as reported by the Wall Street
                                                                     ---- ------
Journal (West Coast Edition) for a period of 20 consecutive trading days
-------
immediately prior to the day as of which Market Price is being determined (ignoring for purposes of consecutiveness days on which the market or stock exchange on which such stock trades is not open).

     "Recapitalization Date" means the date, prior to March 31, 1997, of the closing of an IPO.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation, Preferences and Rights of Series A-3 Preferred Stock to be duly executed by its Chief Executive Officer and attested to by its Secretary this 2nd day of December, 1996.



                                         /s/  James J. Didion
                                         ---------------------------------------
                                                  Chief Executive Officer



                                         Attest:



                                         /s/  Karen A. Tallman
                                         ---------------------------------------
                                                 Secretary